Commitments and Contingencies	12 Months Ended
Jun. 30, 2019
Commitments and contingencies [Abstract]
Commitments and contingencies

Note 18 – Commitments and contingencies

Contingencies

From time to time, the Company may be subject to certain legal proceedings, claims and disputes that arise in the ordinary course of business. Although the outcomes of these legal proceedings cannot be predicted, the Company does not believe these actions, in the aggregate, will have a material adverse impact on its financial position, results of operations or liquidity. As of June 30, 2019, the Company was not aware of any litigations or lawsuits against them.

Commitments

On April 12, 2018, the Company entered into a Memorandum of Understanding with a Hong Kong based financial services company to acquire 100% of its equity. The total cost of the acquisition amounted to HKD 29,390,000 (approximately $3.7 million). The Company has prepaid approximately $2.4 million as of June 30, 2019 with $1.3 million to be paid upon closing. On September 24, 2019, the Hong Kong Securities and Futures Commission approved the acquisition and it is expected to be completed by third fiscal quarter 2020.

The Company has entered into various operating lease agreements for nine office units and two residential units. The expiration of the leases are between August 31, 2019 to August 31, 2022.

Total operating lease expense for the years ended June 30, 2019, 2018, and 2017 were approximately $964,000, $572,000, and $1,179,000, respectively. The Company's commitments for minimum lease payment under these operating leases with a term of one year or more are as follow:

Twelve months ending June 30,	Minimum lease payment
2020	$1,467,560
2021	949,929
2022	481,466
2023	77,588
Total minimum payments required	$2,976,543